                                               WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

SUB-TRANSFER AGENT
  National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
510231

                                  HICKORY FUND

                                  SEMI-ANNUAL

                                     REPORT

                             SEPTEMBER 30, 1999

                        ONE PACIFIC PLACE, SUITE 600
                           1125 SOUTH 103 STREET
                         OMAHA, NEBRASKA 68124-6008

                                402-391-1980
                                800-232-4161
                              402-391-2125 FAX

                               www.weitzfunds.com

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one and five year periods ended September 30, 1999, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                      DIFFERENCE
               PERIOD ENDED              HICKORY FUND  S&P 500  HICKORY FUND -- S&P 500
               ------------              ------------  -------  -----------------------
    Sept. 30, 1999 (9 months)                19.0%       5.4%                13.6%

    Dec. 31, 1998                            33.0       28.6                  4.4

    Dec. 31, 1997                            39.2       33.4                  5.8

    Dec. 31, 1996                            35.4       22.9                 12.5

    Dec. 31, 1995                            40.5       37.5                  3.0

    Dec. 31, 1994                           -17.3        1.3                -18.6

    Dec. 31, 1993 (9 months)                 20.3        5.5                 14.8

    Since Inception (April 1, 1993)
     Cumulative                             316.7      226.3                 90.4

    Compound Annual
     Average Return                          24.5       19.9                  4.6

The fund's average annual total return for the one and five years ended September 30, 1999, and for the period since inception (April 1, 1993) was 37.9%, 30.7% and 24.5%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through September 30, 1999, as compared with the growth of the Standard & Poor's 500 Index during the same period. The Standard & Poor's Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $104,176 on September 30, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


WEITZ HICKORY FUND
DATE                HICKORY FUND  S&P 500
April 1, 1993            $25,000  $25,000
April-93                 $22,905  $24,396
May-93                   $24,000  $25,046
June-93                  $24,152  $25,119
July-93                  $24,872  $25,018
August-93                $26,801  $25,965
September-93             $27,001  $25,765
October-93               $28,757  $26,298
November-93              $27,860  $26,048
December-93              $30,067  $26,363
January-94               $29,605  $27,258
February-94              $29,119  $26,519
March-94                 $27,527  $25,364
April-94                 $27,265  $25,690
May-94                   $27,516  $26,110
June-94                  $26,197  $25,470
July-94                  $26,038  $26,306
August-94                $27,590  $27,382
September-94             $27,297  $26,714
October-94               $26,947  $27,312
November-94              $25,452  $26,318
December-94              $24,869  $26,708
January-95               $24,968  $27,400
February-95              $25,999  $28,466
March-95                 $26,378  $29,305
April-95                 $26,307  $30,167
May-95                   $27,764  $31,370
June-95                  $29,583  $32,098
July-95                  $31,215  $33,162
August-95                $33,361  $33,244
September-95             $34,777  $34,647
October-95               $33,309  $34,523
November-95              $34,336  $36,037
December-95              $34,932  $36,731
January-96               $36,745  $37,979
February-96              $37,212  $38,332
March-96                 $37,083  $38,701
April-96                 $37,913  $39,271
May-96                   $39,878  $40,282
June-96                  $40,846  $40,435
July-96                  $37,536  $38,650
August-96                $40,117  $39,466
September-96             $42,189  $41,685
October-96               $42,857  $42,834
November-96              $44,915  $46,069
December-96              $47,281  $45,156
January-97               $48,987  $47,976
February-97              $50,153  $48,352
March-97                 $47,530  $46,369
April-97                 $47,615  $49,135
May-97                   $54,306  $52,124
June-97                  $55,237  $54,458
July-97                  $57,395  $58,790
August-97                $58,096  $55,499
September-97             $62,047  $58,536
October-97               $62,877  $56,584
November-97              $62,141  $59,201
December-97              $65,803  $60,216
January-98               $67,763  $60,882
February-98              $71,394  $65,270
March-98                 $81,664  $68,610
April-98                 $88,465  $69,300
May-98                   $85,283  $68,110
June-98                  $89,485  $70,874
July-98                  $90,988  $70,121
August-98                $80,006  $59,993
September-98             $75,548  $63,837
October-98               $76,215  $69,025
November-98              $81,957  $73,206
December-98              $87,522  $77,422
January-99               $90,666  $80,658
February-99              $91,426  $78,152
March-99                 $95,887  $81,278
April-99                $104,102  $84,425
May-99                  $104,548  $82,434
June-99                 $108,215  $87,005
July-99                 $105,837  $84,291
August-99               $102,055  $83,871
September-99            $104,176  $81,575

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                            SINCE INCEPTION
                                           1-YEAR          5-YEARS          (APRIL 1, 1993)
                                          --------         --------         ----------------
HICKORY FUND............................   37.9%            30.7%                24.5%
Standard & Poor's 500 Index.............   27.8%            25.0%                19.9%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                    SEPTEMBER 30, 1999 - SEMI-ANNUAL REPORT

                                                                 October 6, 1999

Dear Fellow Shareholder:

      Our investments in Hickory declined in value during the third quarter. Our total return over the most recent three months was -3.7%, bringing our year to date return to +19.0%. Over the same periods the S&P 500 (with dividends reinvested) returned -6.2% and +5.4% respectively. Over the last twelve months Hickory's total return was +37.9%. This compares to +27.8% for the S&P 500 and +30.3% for the average growth mutual fund (according to Lipper).

REVIEW AND OUTLOOK

      It would not be too much of a stretch to compare Hickory's investment results over the last few months to a man treading water in the ocean. He goes up and down with the waves but ends up about where he started. That's the conclusion one would reach looking just at our total returns. If you looked below the surface, I think the picture looks considerably better. In choppy periods like this one, it is quite common for some stocks to do well and others to do poorly, and that has certainly been the case lately. We have always found that this kind of stock market is helpful to our long-term investment performance even though it may not be obvious at the time. We have been taking advantage of periodic bouts of market euphoria to reduce our positions in stocks that have appreciated significantly and are no longer as cheap as they once were. We have also been taking advantage of the market's current dislike of some companies to buy their stocks at attractive prices. This seems like an ideal time to tell you about some of the stocks we have been buying recently.

      Countrywide Credit is the largest independent originator and servicer of mortgages. The stock was held in Hickory from the fund's inception until about a year and a half ago, when we sold the last of our position at prices about 50 percent higher than the current market price. This is a good company that has successfully competed in a cyclical industry for many years. Because the industry is experiencing a down cycle (when interest rates go up, fewer people take out mortgages, pressuring the origination part of Countrywide's business), the stock is now out of favor with investors and can be purchased for about
9 times this year's earnings. I think Countrywide's stock is even more attractive because the company is pursuing several related business opportunities, including originating mortgages over the Internet. At current market prices, it seems clear that Countrywide is not being treated as an Internet stock by investors today.

      Mail-Well is a new company and a new industry for Hickory. The company competes in niches within the commercial printing industry. These niches include manufacturing envelopes and printing high-end brochures and annual reports. Mail-Well has a long history of successfully growing by acquisition. This kind of "rollup" company is now out of favor with investors. The reasons for this dislike are in some cases quite rational. I see little appeal in a company that is merely using a temporarily high stock price to buy growth. However, Mail-Well's strategy is different. They make most of their acquisitions using available free cashflow and then add significant operational synergies to the businesses they buy. The result is lower costs, increased profit margins, and high returns on investment. But because this type of company is out of favor, we have been able to buy Mail-Well's stock at very attractive prices. Mail-Well trades at less than ten times this year's cash earnings, which seems too low relative to an expected growth rate of more than 20 percent.

      On several occasions in the past I have looked at satellite service businesses as potentially attractive. These businesses share several characteristics with other businesses we like. They usually require a large upfront investment to create the service and market it to potential customers, creating a barrier to future competition. Customers use the service over an extended period of time, creating a stable revenue stream. And once the business successfully reaches maturity, it is often capable of generating significant free cashflow. The problem has always been picking the time to get in. If you invest too early, you run the risk that the business will not be as successful as expected. The recent difficulties faced by Iridium, a worldwide satellite phone business, are an excellent illustration of this risk. Alternatively, if you wait until the business model is proven, the market has often discovered the business and the stock is no longer cheap.

      Recently two opportunities have arisen that seem to overcome these problems. The two companies are Orbital Sciences and Loral Space and Communications. In this letter I will focus on Loral, a diversified satellite manufacturing and service company. Loral's most controversial business is Globalstar, a competitor to Iridium. Globalstar is prepared to begin marketing its phone service this fall. While I believe Globalstar will be a success, I don't think it has to succeed for Loral to be an attractive investment. Loral also owns three other businesses, including manufacturing and operating satellites and providing communication services. These businesses appear quite attractive on their own merits. I believe that Loral's current stock price is less than the value of these operations, even if you assume that Loral's ownership in Globalstar is worthless. Loral has apparently fallen into no-man's land for most investors. The level of skepticism towards Globalstar is currently quite high. If you don't believe in Globalstar, it would be easy to decide to also avoid Loral. On the other hand, if you were convinced of Globalstar's value, you would probably decide that you have more upside with Globalstar than with Loral. I see this situation as an opportunity. I am always more comfortable when I can identify why Wall Street doesn't like a stock, and in Loral's case, those reasons seem quite clear.

      Finally, Premier Parks owns and operates regional amusement parks, mostly in mid-sized markets. Their most famous brand is Six Flags, which they purchased last year. The regional amusement park business has all of the attributes we look for in a business. A local park can develop a strong franchise and is largely immune to new competition. Management is therefore in a good position to raise prices modestly and to control costs. Capital expenditure costs can also be controlled. This is different from the situation facing Disney in Orlando. Because Disney draws from across the country, and because Disney World competes with Universal Studios, Disney needs to continue to invest heavily in new and updated attractions. Premier also needs to keep its parks fresh, but because it is a local business it can accomplish this with much more modest expenditures. Premier's management has done an excellent job of managing its parks, and of acquiring other parks. The stock has been relatively volatile lately as investors swing from appreciating the attractiveness of the business to worrying about current business trends. The latest concern is the string of accidents that have occurred in American amusement parks this year. While the accidents are certainly unfortunate, there doesn't seem to be any evidence that business has been adversely affected as a result, and Premier is not concerned about any potential new regulation because their current standards of operation are already quite high.

      In closing, I am becoming increasingly optimistic about the long-term prospects of our investments. The overall market will do what the market will do, and I am quite sure that does not mean it will go straight up for the next ten years. Nevertheless, patient investors like us who look for growing value, priced at a discount should continue to find interesting opportunities.

      Thank you for your continued support.

                                                          Sincerely,

                                                          /s/ RICHARD F. LAWSON

                                                          Richard F. Lawson
                                                          Portfolio Manager

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                                       COST          VALUE
-----------                                                                 ------------   ------------
              COMMON STOCKS -- 95.1%
              AUTO SERVICES -- 2.4%
  1,275,700   Insurance Auto Auctions, Inc.*                                $ 16,579,335   $ 18,976,037
                                                                            ------------   ------------

              CABLE TELEVISION -- 5.8%
    133,800   Adelphia Communications Corp. CL A*                              2,811,481      7,869,113
    838,000   Century Communications Corp. CL A*                              13,057,323     38,233,750
                                                                            ------------   ------------
                                                                              15,868,804     46,102,863
                                                                            ------------   ------------
              CONSUMER PRODUCTS AND SERVICES -- 7.0%
  1,523,200   American Classic Voyages Co.*                                   21,706,958     34,938,400
    702,200   Premier Parks, Inc.*                                            20,638,802     20,363,800
                                                                            ------------   ------------
                                                                              42,345,760     55,302,200
                                                                            ------------   ------------
              DIVERSIFIED INDUSTRIES -- 0.2%
     54,700   Lynch Corp.*                                                     1,924,676      1,456,387
                                                                            ------------   ------------

              FINANCIAL GUARANTEE INSURANCE -- 4.2%
    810,000   The PMI Group, Inc.                                             23,132,333     33,108,750
                                                                            ------------   ------------

              FINANCIAL SERVICES -- 11.6%
    845,700   Allied Capital Corp.                                            14,509,567     18,975,394
        350   Berkshire Hathaway, Inc. CL A*                                  25,528,400     19,250,000
    758,000   Capital One Financial Corp.                                     23,682,628     29,562,000
  4,983,600   Imperial Credit Industries, Inc.*                               76,714,986     21,803,250
  1,086,000   United Panam Financial Corp.*                                   10,234,294      2,104,125
                                                                            ------------   ------------
                                                                             150,669,875     91,694,769
                                                                            ------------   ------------

              HEALTH CARE -- 0.7%
    608,850   LabOne, Inc.                                                     7,868,452      5,707,969
                                                                            ------------   ------------

              INFORMATION SERVICES -- 4.6%
  1,465,200   Data Transmission Network Corp.*                                40,129,109     36,538,425
                                                                            ------------   ------------

              LODGING AND GAMING -- 3.7%
  1,063,500   Harrah's Entertainment, Inc.*                                   15,692,726     29,512,125
                                                                            ------------   ------------

                See accompanying notes to financial statements.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                       COST          VALUE
-----------                                                                 ------------   ------------
              MEDIA AND ENTERTAINMENT -- 10.3%
  1,336,400   AT&T Corp - Liberty Media Group A*                            $ 23,358,081   $ 49,613,850
    718,050   Valassis Communications, Inc.*                                  15,787,235     31,549,322
                                                                            ------------   ------------
                                                                              39,145,316     81,163,172
                                                                            ------------   ------------
              MORTGAGE BANKING -- 6.2%
    562,600   New Century Financial Corp.*                                     5,431,799      9,915,825
    975,200   Countrywide Credit Industries, Inc.                             31,520,245     31,450,200
  1,492,500   Resource Bancshares Mtg. Grp., Inc.                             22,846,412      7,415,859
                                                                            ------------   ------------
                                                                              59,798,456     48,781,884
                                                                            ------------   ------------

              OIL AND GAS DRILLING -- 2.8%
    995,000   Noble Drilling Corp.*                                           12,525,538     21,765,625
                                                                            ------------   ------------

              PRINTING SERVICES -- 3.3%
  1,906,100   Mail-Well, Inc.*                                                24,515,549     26,447,137
                                                                            ------------   ------------

              REAL ESTATE AND CONSTRUCTION -- 0.5%
    187,200   Forest City Enterprises, Inc. CL A                               4,843,744      4,176,900
                                                                            ------------   ------------

              REAL ESTATE INVESTMENT TRUSTS -- 3.7%
    968,113   Dynex Capital, Inc.                                             18,821,190      6,534,763
    879,332   Fortress Investment Corp.                                       16,612,841     14,948,644
    222,600   Hanover Capital Mortgage Holdings, Inc.                          3,555,031        890,400
     25,000   Healthcare Financial Partners Units**                            2,500,000      2,500,000
    520,000   NovaStar Financial, Inc.                                         9,356,282      1,820,000
    220,000   Redwood Trust, Inc.                                              4,964,257      2,846,250
                                                                            ------------   ------------
                                                                              55,809,601     29,540,057
                                                                            ------------   ------------

              RESTAURANTS -- 1.0%
    245,000   Applebee's International                                         5,024,688      8,253,437
                                                                            ------------   ------------

              RETAIL DISCOUNT -- 5.6%
  2,000,000   Consolidated Stores Corp.*                                      35,340,276     44,125,000
                                                                            ------------   ------------

              SATELLITE SERVICES -- 6.8%
  1,729,700   Loral Space & Communications, Ltd.*                             31,042,830     29,729,219
  1,358,900   Orbital Sciences Corp.*                                         31,116,972     23,780,750
                                                                            ------------   ------------
                                                                              62,159,802     53,509,969
                                                                            ------------   ------------

                See accompanying notes to financial statements.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                       COST          VALUE
-----------                                                                 ------------   ------------
              TELECOMMUNICATIONS SERVICES -- 11.4%
    433,044   Centennial Cellular Corp. CL A*                               $  6,099,390   $ 19,676,437
     54,700   Lynch Interactive                                                3,010,390      4,102,500
      1,875   East/West Communications, Inc.*                                        788         11,719
    750,000   Telephone and Data Systems, Inc.                                29,474,424     66,609,375
                                                                            ------------   ------------
                                                                              38,584,992     90,400,031
                                                                            ------------   ------------

              MISCELLANEOUS SECURITIES -- 3.3%                                21,718,943     25,798,567
                                                                            ------------   ------------
                      Total Common Stocks                                    673,677,975    752,361,304
                                                                            ------------   ------------

              WARRANTS -- 0.0%
    424,300   Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00            1,248,753         26,519
    260,000   NovaStar Financial, Inc., Expiring 2/03/01                       1,688,775         32,500
                                                                            ------------   ------------
                      Total Warrants                                           2,937,528         59,019
                                                                            ------------   ------------

              CONVERTIBLE PREFERRED STOCKS -- 0.8%
    871,429   NovaStar Financial, Inc. 7% Pfd. Class B Cumulative              6,100,003      6,100,003
                                                                            ------------   ------------

   FACE
  AMOUNT
-----------
              SHORT-TERM SECURITIES -- 4.2%
$ 9,132,452   Norwest U.S. Government Money Market Fund                     $  9,132,452   $  9,132,452
 24,000,000   Fannie Mae Discount Note 12/10/99                               23,759,667     23,759,208
                                                                            ------------   ------------
                      Total Short-Term Securities                             32,892,119     32,891,660
                                                                            ------------   ------------
                      Total Investments in Securities                       $715,607,625    791,411,986
                                                                            ============   ------------
              Other Liabilities in Excess of Other Assets -- (0.1%)                            (426,702)
                                                                                           ------------

                      Total Net Assets -- 100%                                             $790,985,284
                                                                                           ============

                      Net Asset Value Per Share                                            $      36.36
                                                                                           ============

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

                See accompanying notes to financial statements.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

Assets:
    Investment in securities at value (cost $715,607,625)     $791,411,986
    Accrued interest and dividends receivable                       68,808
    Receivable for securities sold                               3,176,293
                                                              ------------
            Total assets                                       794,657,087
                                                              ------------

Liabilities:
    Due to adviser                                                 745,886
    Payable for securities purchased                             2,809,134
    Other liabilities                                              116,783
                                                              ------------
            Total liabilities                                    3,671,803
                                                              ------------

Net assets applicable to outstanding capital stock            $790,985,284
                                                              ============

Net assets represented by:
    Additional paid-in capital (note 4)                        691,114,557
    Accumulated undistributed net investment loss                (532,896)
    Accumulated undistributed net realized gains                24,599,262
    Net unrealized appreciation of investments (note 5)         75,804,361
                                                              ------------

            Total representing net assets applicable to
             shares outstanding                               $790,985,284
                                                              ============
Net asset value per share of outstanding capital stock
 (21,755,014 shares outstanding)                              $      36.36
                                                              ============

                See accompanying notes to financial statements.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                            STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1999
                                  (UNAUDITED)

Investment income:
    Dividends                                                 $ 2,480,496
    Interest                                                    1,706,594
                                                              -----------

            Total investment income                             4,187,090
                                                              -----------

Expenses (note 3):
    Investment advisory fee                                     3,832,558
    Administrative fee                                            604,125
    Directors fees                                                  1,882
    Other expenses                                                276,018
                                                              -----------

            Total expenses                                      4,714,583
                                                              -----------

            Net investment income                               (527,493)
                                                              -----------

Realized and unrealized gain on investments:
    Net realized gain on investments                           24,909,853
    Net unrealized appreciation of investments                 30,357,882
                                                              -----------

            Net realized and unrealized gain on investments    55,267,735
                                                              -----------

            Net increase in net assets resulting from
             operations                                       $54,740,242
                                                              ===========

                See accompanying notes to financial statements.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                             SEPTEMBER 30, 1999          YEAR ENDED
                                                                 (UNAUDITED)           MARCH 31, 1999
                                                             -------------------       ---------------
Increase (decrease) in net assets:
    From operations:
        Net investment income (loss)                            $   (527,493)           $   1,902,090
        Net realized gain                                         24,909,853               10,684,350
        Net unrealized appreciation                               30,357,882               32,799,309
                                                                ------------            -------------

            Net increase in net assets resulting from
             operations                                           54,740,242               45,385,749
                                                                ------------            -------------

Distributions to shareholders from:
    Net investment income                                           (233,034)              (1,674,459)
    Net realized gains                                           (10,994,940)              (1,159,994)
                                                                ------------            -------------

        Total distributions                                      (11,227,974)              (2,834,453)
                                                                ------------            -------------

Capital share transactions (note 4):
    Proceeds from sales                                          170,176,969              744,508,477
    Payments for redemptions                                     (71,020,673)            (195,010,810)
    Reinvestment of distributions                                  9,554,143                2,385,501
                                                                ------------            -------------

        Total increase from capital share transactions           108,710,439              551,883,168
                                                                ------------            -------------

        Total increase in net assets                             152,222,707              594,434,464
                                                                ------------            -------------

Net assets:
    Beginning of period                                          638,762,577               44,328,113
                                                                ------------            -------------

    End of period                                               $790,985,284            $ 638,762,577
                                                                ============            =============

                See accompanying notes to financial statements.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                              FINANCIAL HIGHLIGHTS

The following information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

                                                      SIX MONTHS ENDED                   YEAR ENDED MARCH 31,
                                                       SEPT. 30, 1999     ---------------------------------------------------
                                                        (UNAUDITED)         1999       1998       1997      1996++     1995
                                                      ----------------    --------    -------    -------    ------    -------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  33.94        $  29.41    $ 18.90    $ 15.56    $11.26    $ 12.23
                                                          --------        --------    -------    -------    ------    -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                               (0.02)           0.11      (0.01)      0.05        --      (0.01)
  Net gains or losses on securities (realized and
   unrealized)                                                2.97            4.96      12.50       4.33      4.50      (0.51)
                                                          --------        --------    -------    -------    ------    -------
  Total from investment operations                            2.95            5.07      12.49       4.38      4.50      (0.52)
                                                          --------        --------    -------    -------    ------    -------

LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.01)          (0.10)     (0.07)        --     (0.14)        --
  Distributions from realized gains                          (0.52)          (0.44)     (1.91)     (1.04)    (0.06)     (0.45)
                                                          --------        --------    -------    -------    ------    -------
  Total distributions                                        (0.53)          (0.54)     (1.98)     (1.04)    (0.20)     (0.45)
                                                          --------        --------    -------    -------    ------    -------

NET ASSET VALUE, END OF PERIOD                            $  36.36        $  33.94    $ 29.41    $ 18.90    $15.56    $ 11.26
                                                          ========        ========    =======    =======    ======    =======

TOTAL RETURN                                                   8.6%           17.4%      71.8%      28.2%     40.6%      (4.2%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000)                        $790,985        $638,763    $44,328    $12,221    $6,658     $3,619
  Ratio of net expenses to average net assets                 1.23%*          1.30%      1.46%      1.50%+    1.50%+     1.50%
  Ratio of net investment income (loss) to average
   net assets                                                (0.14%)*         0.48%     (0.13%)     0.33%     0.02%     (0.17%)
  Portfolio turnover rate                                       11%             40%        29%        28%       28%        20%

*Annualized
+Absent voluntary waivers, the expense ratio would have been 1.56% for the year ended March 31, 1997, and 1.61% for the year ended March 31, 1996.
++Calculated using average daily shares.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1999, the Company had four series: the Hickory Fund, the Value Fund, the Fixed Income Fund, and the Government Money Market Fund. The accompanying financial statements present the financial position and results of operations of the Hickory Fund (the "Fund").

    The Fund's investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) SIGNIFICANT ACCOUNTING POLICIES

    The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company's Board of Directors.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the six months ended September 30, 1999, such options are authorized.

       The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   (b) FEDERAL INCOME TAXES

       Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

   (c) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the security sold.

   (d) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Company and Fund have retained Wallace R. Weitz & Company (the "Adviser") as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund's shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund's average net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. During the six months ended
    September 30, 1999, the fee was calculated at an average annual rate of .16% of the Fund's average daily net assets.

    Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Seventy-five million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Fund. The Board of Directors may authorize additional shares in other series of the Company's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Fund are summarized as follow:

                                                     SIX MONTHS ENDED
                                                    SEPTEMBER 30, 1999         YEAR ENDED
                                                        (UNAUDITED)          MARCH 31, 1999
                                                    -------------------      ---------------
Transactions in shares:
  Shares issued...................................       4,619,771              23,933,433
  Shares redeemed.................................      (1,940,056)             (6,698,624)
  Reinvested dividends............................         255,869                  77,585
                                                        ----------              ----------
    Net increase..................................       2,935,584              17,312,394
                                                        ==========              ==========

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $219,512,283 and $75,913,527, respectively. The cost of investments for Federal income tax purposes is $715,909,658. At September 30, 1999, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $206,055,007 and $130,552,679, respectively.

(6) AFFILIATED ISSUERS

    Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Company's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Company's holdings in the securities of such issuers is set forth below:

                                               NUMBER OF
                                              SHARES HELD          VALUE         DIVIDEND      REALIZED
NAME OF ISSUER                               SEPT. 30, 1999    SEP. 30, 1999      INCOME     GAINS/LOSSES
-------------------------------------------  --------------    --------------    --------    ------------
American Classic Voyages Co................    1,523,200        $ 34,938,400     $      0       $    0
Data Transmission Network Corp.............    1,465,200          36,538,425            0            0
Dynex Capital, Inc.........................      968,113           6,534,763            0            0
Imperial Credit Industries, Inc............    4,983,600          21,803,250            0            0
Insurance Auto Auctions, Inc...............    1,275,700          18,976,037            0            0
LabOne, Inc................................      608,850           5,707,969      227,763        4,548
NovaStar Financial, Inc....................      520,000           1,820,000            0            0
NovaStar Financial, Inc.,
 Warrants Expiring 2/03/01.................      260,000              32,500            0            0
NovaStar Financial, Inc. 7% Pfd.
 Class B Cumulative........................      871,429           6,100,003      113,867            0
Resource Bancshares Mtg. Grp., Inc.........    1,492,500           7,415,859      328,350            0
United Panam Financial Corp................    1,086,000           2,104,125            0            0
                                                                ------------     --------       ------
Totals.....................................                     $141,971,331     $669,980       $4,548
                                                                ============     ========       ======

                            WEITZ SERIES FUND, INC.
                               WEITZ HICKORY FUND

                                YEAR 2000 UPDATE

      Wallace R. Weitz & Company ("Weitz"), investment adviser and administrator for the Weitz Funds, has developed a plan to address whether its systems will operate correctly after December 31, 1999. The plan has been reviewed by Weitz's management and by the Board of Directors of Weitz Series Fund, Inc. and Weitz Partners, Inc. Weitz has assigned one employee to take the lead on Year 2000 issues and is also working with a consulting firm to assist in the remediation of hardware and software systems. Regular reports are made to the Board of Directors. Weitz has agreed to commit the resources necessary to address the Year 2000 issue.

      Weitz's local area network is comprised of a single file server, two application servers, and individual workstations with desktop machines, related peripherals and software developed by third parties. Such software is a combination of off-the-shelf applications and accounting or industry specific applications developed by third party vendors. Weitz has no internally developed or modified software applications. Due to the recent growth of the Weitz Funds, Weitz has replaced its entire network within the past two years. These changes have all been effected with Year 2000 compliance issues in mind. Weitz has been in communication with critical third party service providers who have provided assurances to us that they are either Year 2000 compliant or are in the final stages of testing. Because of recent growth and the need for certain increased efficiencies and technological capabilities, Weitz has recently changed some of its third party service providers. This process has involved obtaining assurances about the Year 2000 readiness of the new providers.

      With respect to the companies in which the Weitz Funds invest, Weitz intends to review the disclosure included in regular filings with the Securities and Exchange Commission for certain of those companies in which the funds have a significant investment. In addition, Weitz receives and will continue to receive Y2K readiness information from securities analysts and from certain of the issuing companies themselves. Such information is reviewed as it becomes available. Weitz and the Weitz Funds have no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurance of this.

                            WEITZ SERIES FUND, INC.
                               WEITZ HICKORY FUND

                       CHANGE IN INDEPENDENT ACCOUNTANTS

      On August 13, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers, LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report. On July 30, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.